                                                                   EXHIBIT 10.11


                          WARRANT EXERCISE AGREEMENT

     This Warrant Exercise Agreement (the "Agreement") is entered into as of June ___, 2001 (the "Closing Date") by and among Data Race Inc. (doing business
                     ------------
as IP Axess), a Texas corporation, with headquarters located at 6509 Windcrest Drive, Suite 120, Plano, Texas 75024 (the "Company"), and the warrant holders
                                           -------
listed on Schedule 1 attached hereto (individually, a "Holder" and collectively,
          ----------                                   ------
the "Holders").
     -------

     WHEREAS:

     A. Some or all of Holders own and possess each of the following warrants (the "Old Warrants") issued by the Company: (1) warrants issued to certain of
      ------------
the Holders on June 25, 1999 and amended on March 2, 2001 which are exercisable into that number of the Company's common stock, no par value per share (the "Common Stock") in the respective amounts set forth opposite each Holder's name
 ------------
on Schedule 1 (the "Exercised Shares"), (2) warrants issued to certain of the
   ----------       ----------------
Holders on December 10, 1999 and amended on March 2, 2001 which are exercisable into that number of Exercised Shares in the respective amounts set forth opposite each Holder's name on Schedule 1 and (3) warrants issued to certain of
                               ----------
the Holders on June 12, 2000 which are exercisable into that number of Exercised Shares in the respective amounts set forth opposite each Holder's name on
Schedule 1; and
----------

     B. The Holders wish to exercise the Old Warrants upon the terms and conditions stated in the Old Warrants as amended by this Agreement; and in addition to such exercise of the Old Warrants, the Company desires to issue to the Holders additional warrants, in substantially the same form attached hereto as Exhibit A (the "New Warrants") to acquire 1,673,343 shares of Company Common
   ---------       ------------
Stock; and

     NOW THEREFORE, the Company and the Holders hereby agree as follows:

          1.  Amendment and Exercise of Old Warrants.  The parties agree that
              --------------------------------------
the Old Warrants are hereby amended by deleting Section 1(b)(xii) of each Old Warrant in its entirety and replacing Section 1(b)(xii) of each Old Warrant with the following: ""Warrant Exercise Price" shall be $0.12 per common share, subject to adjustment as hereinafter provided." On the Closing Date, provided that the provisions of Section 2 of this Agreement have been satisfied by the Company, each Holder shall exercise its Old Warrants with respect to the Exercised Shares (as set forth on Schedule 1 opposite each Holder's name) and
                                  ----------
each Holder shall pay to the Company on the Closing Date the Exercise Purchase Price (as set forth on Schedule 1 opposite each Holder's name). Within three
                       ----------
(3) business days following the Closing Date, the Company shall electronically deliver to each Holder such Holder's Exercised Shares. Each Holder covenants, only on its own behalf, to the Company that such Holder shall sell the Exercised Shares pursuant to an effective registration statement or an exemption from registration under the Securities Act of 1933, as amended. Each Holder represents, only on its own behalf, to the Company that such Holder is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

     2.   Conditions to Holders' Exercise.  The obligation of each Holder
          -------------------------------
hereunder to exercise its Old Warrants on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Holder's sole benefit and may be waived by such Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

          a. The Company shall have executed and delivered to each Holder the New Warrants (substantially in the form of Exhibit A), exercisable into that
                                           ---------
number of New Warrant Shares as set forth on Schedule 1 opposite such Holder's
                                             ----------
name;

          b. The Company shall supplement or otherwise "sticker" the prospectuses relating to the sale of the shares of Company Common Stock underlying the Old Warrants under the Securities Act of 1933, as amended and deliver the same to the Holders prior to the Closing Date;

          c. The Company shall reimburse the Holders for the Holders' fees and expenses (in an amount not to exceed $1,000.00) incurred by the Holders concerning this Agreement and the consummation of the transactions contemplated hereby; provided, however, that the Holders may elect, in their sole discretion,
        --------
to effect such reimbursement by deducting such costs and expenses from the Exercise Purchase Price prior to making such payment to the Company; and

          d. The Company shall have delivered to the Holders such other documents relating to the transactions contemplated by this Agreement as the Holders may reasonably request.



                          ***Signature Page Follows***

IN WITNESS WHEREOF, the Holders and the Company have caused this Warrant Exercise Agreement to be duly executed as of the date first written above.

COMPANY:                                HOLDERS:

DATA RACE INC.                          CRANSHIRE CAPITAL, L.P.

By:                                     By:
   -------------------------------         -------------------------------
Name:                                   Name:
     -----------------------------           -----------------------------
Title:                                  Title:
      ----------------------------            ----------------------------

                                        EURAM CAP STRAT. "A" FUND LIMITED

                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                        LIONHART INVESTMENTS LTD.

                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                        KEYWAY INVESTMENTS LTD.

                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------

                                        ICN CAPITAL, LTD.

                                        By:
                                           -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------

                                  SCHEDULE 1
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                                ***Attached***

                                   EXHIBIT A
                                   ---------
                              FORM OF NEW WARRANT
                              -------------------



                                ***Attached***

                                       5